United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 26, 2000


                    Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


        Bermuda                  1-4668                           NONE
(State or other jurisdiction    (Commission                 (IRS Employer
       of incorporation)         File Number)               Identification No.)


Clarendon House, Church Street, Hamilton HM  DX, BERMUDA           NONE
------------------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)


 Registrant's telephone number, including area code (441) 295-1422

(Former name or former address, if changed since last report.)

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.

                                    FORM 8-K



Item 5.   Other Events

         On October 6, 1999, Florida's First District Court of Appeal ruled that Florida's Department of Environmental Protection has the authority to deny Coastal Petroleum Company's drilling permit for its St. George Island prospect, provided that Coastal receives just compensation for what was taken.

         On November 1, 1999, the State of Florida and certain Florida environmental groups filed a joint motion for clarification, rehearing, or certification with respect to the October 6, 1999 decision.

         On June 26, 2000, Florida's First District Court of Appeal issued the ruling filed herewith as an Exhibit to this Form 8-K.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

                 (99)      Additional Exhibits

(a)      Opinion of the First District Court of Appeal dated June 26, 2000.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                 (Registrant)



                               By /s/ Benjamin W. Heath
                               ----------------------------
                                Benjamin W. Heath
                                President

Date:  June 28, 2000